Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify that the Form 10-K of Windswept Environmental Group, Inc. for the period ended June 30, 2006, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Windswept Environmental Group, Inc. for the periods presented.


                                          /s/ Michael O'Reilly
                                          --------------------------------------
                                          Name: Michael O'Reilly
                                          President and Chief Executive Officer
                                          (principal executive officer)

Date: November 14, 2006


                                          /s/ Arthur Wasserspring
                                          --------------------------------------
                                          Name: Arthur Wasserspring
                                          Chief Financial Officer
                                          (principal financial officer)

Date: November 14, 2006